UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5161

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	5/31

Date of reporting period:	5/31/05

SSL-DOCS2 70128344v15

FORM N-CSR

Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
26	Report of Independent Registered
Public Accounting Firm
27	Important Tax Information
28	Information About the Review and Approval
of the Fund’s Management Agreement
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus New York
Tax Exempt Intermediate
Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus New York Tax Exempt Intermediate Bond Fund covering the 12-month period from June 1, 2004, through May 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Monica S.Wieboldt.

Despite occasional bouts of heightened volatility, the reporting period produced generally good results for longer-term municipal bonds. Although the Federal Reserve Board began to raise short-term interest rates in June 2004, longer-term bonds remained remarkably resilient as investors responded to new signs of global economic weakness.These factors supported a market rally in April and May 2005, which more than offset earlier weakness among tax-exempt bonds, including those with intermediate-term maturities.

According to our economists, recent market turbulence probably is the result of a transition to a more mature phase of the economic cycle; one that typically is characterized by tighter monetary policy and slowing corporate profit growth. At times such as these, we believe it is especially important for investors to stay in touch with their financial advisors, as they can help you decide what adjustments, if any, you should make to your long-term investment strategy.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Monica S. Wieboldt, Senior Portfolio Manager

How did Dreyfus New York Tax Exempt Intermediate Bond Fund perform relative to its benchmark?

For the 12-month period ended May 31, 2005, the fund achieved a total return of 5.55% .1 The Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 5.83% for the same period.2 In addition, the average total return for all funds reported in the Lipper New York Intermediate Municipal Debt Funds category was 4.70% .3

Despite rising short-term interest rates, longer-term municipal bonds gained value as inflationary pressures remained subdued.The fund produced a higher return than its Lipper category average, due in part to its relatively light exposure to shorter-term bonds. However, the fund’s return was lower than that of its benchmark, primarily because the Index contains bonds from many states, not just New York, and does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. When we believe that acceptable New York municipal obligations are unavailable for investment, the fund may invest temporarily in municipal obligations that pay income subject to New York state and New York city income taxes, but not federal income tax.The dollar-weighted average maturity of the fund’s portfolio ranges between three and 10 years. Although the fund currently intends to invest only in municipal bonds of investment grade credit quality at the time of investment, it has the ability to invest up to 20% of its net assets in bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

When the reporting period began, inflationary pressures appeared to be intensifying as the labor market improved and energy prices surged. In late June 2004, these factors led the Federal Reserve Board (the “Fed”) to implement its first increase of short-term interest rates in approximately four years. Seven additional rate hikes followed, and the overnight federal funds rate rose to 3% by the end of the reporting period.

Although the Fed’s rate hikes were steady and gradual, investor sentiment shifted relatively frequently, leading to heightened volatility among shorter-term securities. In addition, intermediate-term bonds were adversely affected at times by the trading strategies of non-traditional market participants, such as hedge funds. However, longer-term bonds remained relatively stable, as investors apparently believed that the economy was not strong enough to rekindle inflationary pressures. In fact, signs of renewed economic weakness late in the reporting period helped spark a market rally, helping the fund post a solidly positive relative total return for the reporting period.

Tax-exempt securities from New York issuers were further buoyed by improving economic conditions, particularly for New York City,

4

which received a credit-rating upgrade in May 2005 from one of the major bond rating agencies. Because New York issuers had less need to borrow, the volume of new bond issuance declined compared to the same period one year earlier, generally supporting bond prices of New York issues during the reporting period.

We attempted to protect the fund from volatility by reducing its exposure to shorter-term securities. Instead, we focused on maturities in the 15- to 20-year range, where returns proved to be relatively attractive. Indeed, this “yield curve” strategy was an important driver of the fund’s performance. In addition, positions in New York city bonds and tobacco-related issues contributed positively to the fund’s returns, as higher-yielding securities benefited from robust investor demand.

What is the fund’s current strategy?

In anticipation of further rate hikes, we have continued to maintain the fund’s relatively light exposure to shorter-term securities. However, as yield differences between short- and long-term bonds continue to narrow, we will reevaluate the advantages of this position, and we may increase the fund’s holdings at the shorter end of its maturity range.

June 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
Return figure provided reflects the absorption of fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that terminated on November 30, 2004. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-
exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE
Average Annual Total Returns	as of 5/31/05
		1 Year	5 Years	10 Years

Fund		5.55%	5.79%	5.04%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus New York Tax Exempt Intermediate Bond Fund on 5/31/95 to a $10,000 investment made in the Lehman Brothers 7-Year Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in New York municipal securities and maintains a portfolio with a weighted average maturity ranging between 3 and 10 years.The fund’s performance shown in the line graph above takes into account fees and expenses.The Index is not limited to investments principally in New York municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus New York Tax Exempt Intermediate Bond Fund from December 1, 2004 to May 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended May 31, 2005

Expenses paid per $1,000 †	$ 4.13
Ending value (after expenses)	$1,021.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended May 31, 2005

Expenses paid per $1,000 †	$ 4.13
Ending value (after expenses)	$1,020.84

† Expenses are equal to the fund’s annualized expense ratio of .82%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS May 31, 2005
	Principal
Long-Term Municipal Investments—97.2%	Amount ($)	Value ($)

New York—90.6%
Battery Park City Authority, Senior Revenue
5.25%, 11/1/2015	4,350,000	4,919,328
Buffalo:
5%, 12/1/2012 (Insured; FGIC)	1,800,000	1,971,306
5.125%, 12/1/2014 (Insured; FGIC)	2,820,000	3,103,636
Buffalo Fiscal Stability Authority,
Sales Tax and State Aid Secured Bonds
5%, 9/1/2019 (Insured; MBIA)	1,985,000 [a]	2,165,278
Cattaraugus County Industrial Development
Agency, Civic Facility Revenue
(Saint Bonaventure University Project):
5%, Series A, 9/15/2009	745,000	777,638
5%, Series B, 9/15/2009	1,055,000	1,101,220
5%, Series A, 9/15/2010	740,000	771,724
5%, Series B, 9/15/2010	1,110,000	1,157,586
5%, Series A, 9/15/2011	825,000	855,698
5%, Series B, 9/15/2011	1,160,000	1,203,164
5%, 9/15/2012	1,225,000	1,264,470
City School District of the City of Niagara Falls,
COP (High School Facility):
5.625%, 6/15/2013 (Insured; MBIA)	2,045,000	2,362,527
5%, 6/15/2019 (Insured; FSA)	3,250,000	3,523,488
Dutchess County Industrial Development
Agency, IDR (IBM Project)
5.45%, 12/1/2009	5,000,000	5,413,300
Erie County, Public Improvement
5.25%, 4/1/2018 (Insured; MBIA)	2,000,000	2,226,100
Grand Central District Management
Association, Inc. (Capital Improvement-
Business Improvement)
4%, 1/1/2008	1,100,000	1,126,433
Hempstead Town Industrial Development Agency:
Civil Facility Revenue (Hofstra University
Civic Facility) 5.25%, 7/1/2018	1,730,000	1,877,431
RRR (American Ref Fuel Project)
5%, 12/1/2010	5,000,000	5,240,700
Huntington Housing Authority, Senior Housing
Facility Revenue (Gurwin Jewish Senior
Residences) 5.50%, 5/1/2009	1,475,000	1,500,031

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)
Long Island Power Authority,
Electric System General Revenue:
5%, 6/1/2006	1,135,000	1,158,642
5.50%, 12/1/2011 (Insured; AMBAC)	5,000,000	5,639,750
5.25%, 12/1/2014	2,640,000	2,951,362
Metropolitan Transportation Authority:
5%, 11/15/2021 (Insured; AMBAC)	2,090,000	2,282,991
Dedicated Tax Fund
5%, 11/15/2009 (Insured; FSA)	1,400,000	1,512,784
Transit Revenue:
5.125%, 7/1/2014 (Insured; FSA)
(Prerefunded 1/1/2012)	1,830,000 [b]	2,031,263
5.125%, 7/1/2014 (Insured; FSA)
(Prerefunded 7/1/2012)	3,820,000 [b]	4,260,866
Nassau County, General Improvement:
5.10%, 11/1/2011 (Insured; AMBAC)	3,725,000	3,970,217
5.75%, 3/1/2013 (Insured; FSA)	4,955,000	5,553,366
Nassau County Health Care Corp., Health
System Revenue 6%, 8/1/2012
(Insured; FSA) (Prerefunded 8/1/2009)	4,000,000 [b]	4,543,640
New York City:
5.25%, 8/1/2008	3,645,000	3,888,012
5.25%, 6/1/2011	3,660,000	4,015,349
5.25%, 8/1/2017	2,295,000	2,517,822
5.25%, 10/15/2019	5,000,000	5,420,350
5.25%, 10/15/2019 (Insured; FSA)	1,450,000	1,592,419
5%, 4/1/2020	3,500,000	3,745,315
5%, 8/1/2020	2,000,000	2,144,020
New York City Health and Hospital Corp.,
Health System Revenue 5.25%, 2/15/2017	1,550,000	1,615,643
New York City Housing Development Corp., Capital
Fund Program Revenue (New York City Housing
Authority Program) 5%, 7/1/2016 (Insured; FGIC)	4,000,000	4,407,640
New York City Industrial Development Agency,
Civic Facility Revenue:
(College of Aeronautics Project):
5.10%, 5/1/2008	500,000	518,680
5.25%, 5/1/2010	555,000	584,814
5.30%, 5/1/2011	585,000	614,238

The Fund 9

STATEMENT OF INVESTMENTS (continued)
	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New York (continued)
New York City Industrial Development Agency,
Civic Facility Revenue (continued):
(United Jewish Appeal Federation Project):
5%, 7/1/2012	1,460,000		1,607,357
5.25%, 7/1/2015	1,640,000		1,842,605
5.25%, 7/1/2016	1,780,000		1,989,684
New York City Municipal Water Finance Authority, Water
and Sewer System Revenue 5.375%, 6/15/2016	1,500,000		1,672,620
New York City Transit Authority,
Metropolitan Transportation Authority,
Triborough Bridge and Tunnel Authority, COP
5.625%, 1/1/2013 (Insured; AMBAC)	2,675,000		2,968,313
New York City Transitional Finance Authority, Revenue:
5.25%, 11/1/2011 (Insured; MBIA)	2,260,000		2,521,346
(Future Tax Secured):
5.25%, 8/1/2011 (Insured; FSA)	2,000,000		2,226,180
5.25%, 11/15/2013 (Prerefunded 5/15/2009)	3,000,000	[b]	3,285,450
5.75%, 2/15/2014	2,885,000		3,221,449
5.75%, 2/15/2014 (Prerefunded 2/15/2010)	2,115,000	[b]	2,386,756
5%, 11/15/2015 (Insured; FGIC)	4,000,000		4,287,640
New York State Dormitory Authority, Revenue:
(Carmel Richmond Nursing Home)
5%, 7/1/2015 (LOC; Allied Irish Bank PLC)	2,000,000		2,110,580
(Catholic Health—Long Island Obligation Group):
5%, 7/1/2010	1,370,000		1,458,666
5%, 7/1/2011	1,585,000		1,691,829
(City University):
5.75%, 7/1/2013 (Insured; AMBAC)	3,000,000		3,447,420
5.75%, 7/1/2016 (Insured; FGIC)	2,000,000		2,233,980
(Columbia University)
5.375%, 7/1/2013	1,000,000		1,128,400
(Department of Health):
6%, 7/1/2005	2,500,000		2,506,350
6%, 7/1/2006	2,350,000		2,425,412
(FIT Student Housing Corp.)
5.25%, 7/1/2016 (Insured; FGIC)	3,755,000		4,220,470
Hospital Insured Mortgage
5%, 8/15/2009 (Insured; FSA)	4,000,000		4,288,040
Lease (Court Facilities-Westchester County)
5%, 8/1/2010	5,570,000		5,979,674
(Lenox Hill Hospital Obligation Group):
5.75%, 7/1/2012	1,785,000		1,975,335
5.75%, 7/1/2013	1,000,000		1,097,510

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New York (continued)
New York State Dormitory Authority, Revenue (continued):
(Manhattan College):
5.50%, 7/1/2012 (Insured; Radian)	1,450,000		1,620,621
5.50%, 7/1/2013 (Insured; Radian)	2,605,000		2,897,906
(Mental Health Services Facilities Improvement):
6%, 8/15/2006	10,000		10,373
5.25%, 2/15/2018	445,000		486,380
5.25%, 2/15/2018 (Prerefunded 2/15/2014)	2,305,000	[b]	2,602,575
(Municipal Health Facilities Improvement Program)
5.50%, 1/15/2013 (Insured; FSA)	1,350,000		1,504,021
(New York Methodist Hospital):
5.25%, 7/1/2018	750,000		814,538
5.25%, 7/1/2019	1,395,000		1,511,734
(New York University)
5%, 7/1/2009 (Insured; MBIA)	3,070,000		3,307,311
(North Shore Long Island Jewish Group)
5%, 5/1/2018	3,280,000		3,433,701
(NYSARC Inc.) 5%, 7/1/2012 (Insured; FSA)	1,100,000		1,215,401
(Park Ridge Housing Inc.)
6.125%, 8/1/2015 (Collateralized; FNMA)	2,875,000		3,158,820
(Rivington House):
4.50%, 11/1/2006 (Collateralized; SONYMA)	1,190,000		1,215,252
5.25%, 11/1/2012 (Collateralized; SONYMA)	1,000,000		1,113,280
(Saint Barnabas)
5.25%, 8/1/2015 (Insured; AMBAC)	2,135,000		2,333,384
(Schools Program):
5.25%, 7/1/2010 (Insured; MBIA)	1,670,000		1,821,068
5.25%, 7/1/2011	1,435,000		1,545,323
Secured Hospital (Interfaith Medical Center)
5.375%, 2/15/2012 (Insured; MBIA)	3,340,000		3,567,254
(South Nassau Communities Hospital):
5%, 7/1/2008	1,490,000		1,561,192
5.25%, 7/1/2010	1,465,000		1,569,645
State Personal Income Tax
(Education) 5.375%, 3/15/2017
(Prerefunded 3/15/2013)	5,000,000	[b]	5,678,900
(State Service Contract-Albany County):
5.10%, 4/1/2010	2,310,000		2,448,023
5.25%, 4/1/2011	1,210,000		1,287,174
(State University Educational Facility)
5.25%, 5/15/2013 (Insured; FGIC)	2,500,000		2,817,200
(Upstate Community Colleges)
5.25%, 7/1/2018	2,000,000		2,187,980

The Fund 11

STATEMENT OF INVESTMENTS (continued)
	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)
New York State Environmental Facilities Corp.:
Revenue (Personal Income Tax)
5.375%, 1/1/2015 (Insured; FGIC)	1,000,000	1,118,960
SWDR (Waste Management Inc. Project)
4.45%, 7/1/2009	2,000,000	2,052,120
New York State Housing Finance Agency, Revenue:
(Multi-Family Extra Place Apartments)
3.25%, 2/15/2008	2,915,000	2,891,797
(Service Contract Obligation)
5.25%, 3/15/2011	3,465,000	3,663,752
State Personal Income Tax
(Economic Development and Housing)
5%, 9/15/2020 (Insured; FGIC)	1,270,000	1,380,007
New York State Local Government
Assistance Corp.
5.25%, 4/1/2016 (Insured; MBIA)	1,480,000	1,673,969
New York State Power Authority, Revenue
5%, 11/15/2008	1,300,000	1,387,152
New York State Thruway Authority
(Highway and Bridge Trust Fund):
5.125%, 4/1/2015 (Insured; MBIA)	635,000	648,792
5.75%, 4/1/2016 (Insured; FGIC)	2,000,000	2,240,420
5.25%, 4/1/2018 (Insured; FSA)	3,500,000	3,863,615
New York State Urban Development Corp.:
Corporate Purpose—Subordinated Lien
5.125%, 7/1/2018	4,550,000	4,952,766
Correctional and Youth Facilities
Service Contract Revenue
(Empire State Development Corp.)
5%, 1/1/2009	3,000,000	3,168,360
Project Revenue
(Onondaga County Convention Project)
6.25%, 1/1/2010	2,065,000	2,140,909
Niagara County Industrial Development Agency,
SWDR (American Ref Fuel Co.)
5.625%, 11/15/2014	1,350,000	1,450,643
Orange County Industrial Development Agency,
Life Care Community Revenue
(The Glen Arden Inc. Project):
5.30%, 1/1/2006	250,000	249,505
5.35%, 1/1/2007	225,000	223,443

12

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)
Port Authority of New York and New Jersey,
Special Obligation Revenue
(Special Project—JFK International Air Terminal 6):
6.25%, 12/1/2008 (Insured; MBIA)	2,885,000	3,156,363
6.25%, 12/1/2009 (Insured; MBIA)	1,200,000	1,336,032
Rensselaer Industrial Development Agency,
IDR (Albany International Corp.)
7.55%, 6/1/2007 (LOC; Fleet Trust Co.)	2,000,000	2,158,860
Sales Tax Asset Receivable Corp.,
Sales Tax Asset Revenue
5.25%, 10/15/2019 (Insured; MBIA)	4,000,000	4,471,960
Suffolk County Industrial Development Agency,
IDR (Nissequogue Cogen Partners Facility)
4.875%, 1/1/2008	1,315,000	1,345,521
Suffolk County Judicial Facilities Agency,
Service Agreement Revenue
(John P Cohalan Complex)
5%, 4/15/2016 (Insured; AMBAC)	2,720,000	2,932,024
34th Street Partnership Inc.,
34th Street Business Improvement District,
Capital Improvement 5%, 1/1/2018	1,200,000	1,294,068
Tobacco Settlement Financing Corp. of New York,
Asset Backed, Revenue:
5%, 6/1/2011	1,000,000	1,020,700
5.50%, 6/1/2018	4,775,000	5,330,428
5.50%, 6/1/2021	3,000,000	3,310,890
Triborough Bridge and Tunnel Authority:
General Revenue
5%, 11/15/2020	4,000,000	4,260,920
Special Obligation
5.125%, 1/1/2015 (Insured; MBIA)
(Prerefunded 1/1/2014)	3,000,000 [b]	3,369,300
Westchester County Industrial
Development Agency, RRR:
Equity (Westchester Resco Co. Project)
5.50%, 7/1/2009	2,650,000	2,754,092
(Westchester Resco Co. Project)
5.125%, 7/1/2006 (Insured; AMBAC)	1,000,000	1,023,810
Yonkers, GO
5.25%, 12/1/2015 (Insured; AMBAC)	2,110,000	2,299,330

The Fund 13

STATEMENT OF INVESTMENTS (continued)
	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

U.S. Related—6.6%
Children’s Trust Fund of Puerto Rico,
Tobacco Settlement Revenue Asset Backed Bonds:
5.75%, 7/1/2012 (Prerefunded 7/1/2010)	2,000,000	[b]	2,239,940
5.75%, 7/1/2013 (Prerefunded 7/1/2010)	3,000,000	[b]	3,359,910
Commonwealth of Puerto Rico:
5.375%, 7/1/2005	175,000		175,376
5.50%, 7/1/2020 (Insured; MBIA)	2,000,000		2,383,720
Puerto Rico Housing Finance Authority
(Capital Fund Program)
5%, 12/1/2013	5,195,000		5,719,539
Puerto Rico Public Buildings Authority
(Government Facilities)
4.50%, 7/1/2007	3,000,000		3,068,670
Virgin Islands Water and Power Authority,
Electric System
5.125%, 7/1/2011 (Insured; Radian)	4,230,000		4,474,790
Total Long-Term Municipal Investments
(cost $302,628,033)			316,404,816

Short-Term Municipal Investments—.4%

New York City, VRDN
2.90% (Insured; FSA)	300,000	[c]	300,000
New York City Transitional Finance Authority,
Revenue, VRDN (Future Tax Secured) 2.96%	1,000,000	[c]	1,000,000
Total Short-Term Municipal Investments
(cost $1,300,000)			1,300,000

Total Investments (cost $303,928,033)	97.6%		317,704,816

Cash and Receivables (Net)	2.4%		7,685,651

Net Assets	100.0%		325,390,467

14

Summary of Abbreviations

AMBAC	American Municipal Bond	LOC	Letter of Credit
	Assurance Corporation	MBIA	Municipal Bond Investors
COP	Certificate of Participation		Assurance Insurance
FGIC	Financial Guaranty Insurance		Corporation
	Company	RRR	Resources Recovery Revenue
FNMA	Federal National Mortgage	SONYMA	State of New York Mortgage
	Association		Agency
FSA	Financial Security Assurance	SWDR	Solid Waste Disposal Revenue
GO	General Obligation	VRDN	Variable Rate Demand Notes
IDR	Industrial Development Revenue

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%) †

AAA	Aaa	AAA	47.1
AA	Aa	AA	26.8
A	A	A	14.3
BBB	Baa	BBB	10.4
F1	MIG1/P1	SP1/A1	.4
Not Rated [d]	Not Rated [d]	Not Rated [d]	1.0
			100.0

†	Based on total investments.
[a]	Purchased on a delayed delivery basis.
[b]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[c]	Securities payable on demand.Variable interest rate—subject to periodic change.
[d]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2005

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	303,928,033	317,704,816
Cash		1,825,012
Interest receivable		4,872,702
Receivable for investment securities sold		3,490,781
Receivable for shares of Beneficial Interest subscribed		1,301
Prepaid expenses		13,313
		327,907,925

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		214,032
Payable for investment securities purchased		2,125,181
Payable for shares of Beneficial Interest redeemed		113,124
Accrued expenses		65,121
		2,517,458

Net Assets ($)		325,390,467

Composition of Net Assets ($):
Paid-in capital		310,021,977
Accumulated net realized gain (loss) on investments		1,591,707
Accumulated net unrealized appreciation
(depreciation) on investments		13,776,783

Net Assets ($)		325,390,467

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		17,654,009
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		18.43

See notes to financial statements.
16

STATEMENT OF OPERATIONS Year Ended May 31, 2005
Investment Income ($):
Interest Income:	14,294,018
Expenses:
Management fee—Note 3(a)	2,009,315
Service plan and prospectus fees—Note 3(b)	626,148
Shareholder servicing costs—Note 3(b)	155,377
Professional fees	54,088
Custodian fees	38,342
Trustees’ fees and expenses—Note 3(c)	22,314
Shareholders’ reports	18,842
Registration fees	15,632
Loan commitment fees—Note 2	2,266
Miscellaneous	32,193
Total Expenses	2,974,517
Less—reduction in management fee due to
undertaking—Note 3(a)	(253,528)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(5,758)
Net Expenses	2,715,231
Investment Income—Net	11,578,787

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,985,142
Net unrealized appreciation (depreciation) on investments	4,290,530
Net Realized and Unrealized Gain (Loss) on Investments	6,275,672
Net Increase in Net Assets Resulting from Operations	17,854,459

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,

	2005	2004

Operations ($):
Investment income—net	11,578,787	12,835,549
Net realized gain (loss) on investments	1,985,142	617,725
Net unrealized appreciation
(depreciation) on investments	4,290,530	(18,637,225)
Net Increase (Decrease) in Net Assets
Resulting from Operations	17,854,459	(5,183,951)

Dividends to Shareholders from ($):
Investment income—net	(11,708,231)	(12,660,072)
Net realized gain on investments	(902,790)	(2,818,314)
Total Dividends	(12,611,021)	(15,478,386)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	35,069,095	58,154,525
Dividends reinvested	9,667,688	12,136,925
Cost of shares redeemed	(63,354,820)	(100,645,840)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(18,618,037)	(30,354,390)
Total Increase (Decrease) in Net Assets	(13,374,599)	(51,016,727)

Net Assets ($):
Beginning of Period	338,765,066	389,781,793
End of Period	325,390,467	338,765,066
Undistributed investment income—net	—	155,387

Capital Share Transactions (Shares):
Shares sold	1,904,107	3,118,003
Shares issued for dividends reinvested	524,908	654,058
Shares redeemed	(3,446,843)	(5,414,619)
Net Increase (Decrease) in Shares Outstanding	(1,017,828)	(1,642,558)

See notes to financial statements.
18

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,

	2005	2004	2003	2002[a]	2001

Per Share Data ($):
Net asset value, beginning of period	18.14	19.19	18.50	18.32	17.22
Investment Operations:
Investment income—net	.64[b]	.66[b]	.73[b]	.79[b]	.80
Net realized and unrealized
gain (loss) on investments	.34	(.92)	.84	.18	1.10
Total from Investment Operations	.98	(.26)	1.57	.97	1.90
Distributions:
Dividends from investment income—net	(.64)	(.65)	(.72)	(.79)	(.80)
Dividends from net realized
gain on investments	(.05)	(.14)	(.16)	—	(.00)[c]
Total Distributions	(.69)	(.79)	(.88)	(.79)	(.80)
Net asset value, end of period	18.43	18.14	19.19	18.50	18.32

Total Return (%)	5.55	(1.41)	8.69	5.37	11.21

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.89	.95	.95	.94	.95
Ratio of net expenses
to average net assets	.81	.80	.80	.80	.80
Ratio of net investment income
to average net assets	3.46	3.52	3.87	4.27	4.43
Portfolio Turnover Rate	26.56	44.58	30.18	21.33	15.45

Net Assets, end of period ($ x 1,000)	325,390	338,765	389,782	373,620	343,561

[a]	As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended May 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.26% to 4.27%. Per share data and ratios/supplemental data for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus New York Tax Exempt Intermediate Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgement of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal

20

and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Code,and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At May 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $16,037, undistributed ordinary income $74,975, undistributed capital gains $1,661,130 and unrealized appreciation $13,759,924.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2005 and May 31, 2004 were as follows: tax exempt income $11,708,231 and $12,660,072, ordinary income $74,480 and $279,013 and long-term capital gains $828,310 and $2,539,301, respectively.

During the period ended May 31, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $25,943 and increased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly.The Agreement provides that if in any fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2%

22

of the value of the fund’s average net assets, the fund may deduct from the payment to be made to the Manager, or the Manager will bear such excess expense.The Manager had undertaken from June 1, 2004 to November 30, 2004, to reduce the management fee paid by the fund, to the extent that the fund’s aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $253,528 during the period ended May 31, 2005.

(b) Effective December 1, 2004, under the Service Plan (the “Service Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund reimburses the Distributor for distributing the fund’s shares, servicing shareholder accounts (“Servicing”) and for advertising and marketing relating to the fund.The Service Plan provides for payments to be made at an annual aggregate rate of up to .25 of 1% of the value of the fund’s average daily net assets. Prior to December 1, 2004, under the prior Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund paid the Distributor in respect of payments made to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the fund’s shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provided for payments to be made at an aggregate annual rate of .25 of 1% of the value of the fund’s average daily net assets. The Distributor could pay one or more Service Agents a fee in respect of fund shares owned by shareholders with whom the Service Agent was the dealer or holder of record.The Distributor determined the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments were made.The fees payable under the Plan were payable without regard to actual expenses incurred. Both the Service Plan and Plan separately provided for the fund to bear the costs of preparing, printing and distributing certain of the fund’s prospectuses and statements of additional information and costs associated with implementing and operating the Service Plan and Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund’s average daily net assets for any full fiscal year. During the period ended May 31,

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

2005, the fund was charged $199,181 and $426,967 pursuant to the Service Plan and Plan, respectively.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2005, the fund was charged $92,729 pursuant to the transfer agency agreement.

During the period ended May 31, 2005, the fund was charged $1,693 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $164,879, Rule 12b-1 service plan fees $31,710, chief compliance officer fees $1,693 and transfer agency per account fees $15,750.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended May 31, 2005, redemption fees charged and retained by the fund amounted to $359.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2005, amounted to $87,067,664 and $102,018,207, respectively.

At May 31,2005,the cost of investments for federal income tax purposes was $303,944,892; accordingly, accumulated net unrealized appreciation on investments was $13,759,924, consisting of $14,084,888 gross unrealized appreciation and $324,964 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the

24

Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds. The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims.Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus New York Tax Exempt Intermediate Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Intermediate Bond Fund, including the statement of investments, as of May 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights,assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Intermediate Bond Fund at May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2005:

— all the dividends paid from investment income-net are “exempt-
interest dividends” (not subject to regular federal income tax, and for individuals who are New York residents, New York state and
New York city personal income taxes), and
— the fund hereby designates $.0456 per share as a long-term capital gain distribution of the $.0497 per share paid on December 9, 2004.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on April 18, 2005, the Board considered the re-approval of the fund’s Management Agreement for another one year term, pursuant to which the Manager provides the fund with investment advisory and administrative ser-vices.The Board members who are not “interested persons” (as defined in the Act (the “Independent Trustees”)) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Quality and Extent of Services Provided to the Fund.The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and discussed the nature, quality and extent of the services provided to the fund pursuant to its Management Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit of the Manager. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Performance, Management Fee and Expense Ratio.The Board members reviewed the fund’s performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages.The

28

Board reviewed the fund’s performance, management fee, and total expense ratio within this comparison group and against the fund’s Lipper category average, and discussed the results of the comparisons. The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund.The Board members noted that the fund’s income and total return performance was higher than the fund’s respective comparison group averages and Lipper category averages for each reported time period.The Board members also discussed the fund’s management fee and expense ratio, noting that the fund’s expense ratio was the same as the comparison group average and lower than the Lipper category average.They also reviewed the range of management fees in the comparison group, and noted the Manager’s voluntary imposition of an expense ratio cap over the fund’s long-term history. Although this cap subsequently was terminated on December

1, 2004, it was terminated in conjunction with the Board’s adoption of an amended Rule 12b-1 plan for the fund which changed the plan to a “reimbursement type” plan and which was designed to maintain the fund’s total expense ratio at historical levels.

There were no other mutual funds, or institutional or wrap fee separate accounts, that were managed by the Manager or its affiliates, with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF

THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, quality and extent of such services and that a discussion of economies of scale are predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the fund’s overall performance and generally superior service levels rendered.

At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

• The Board concluded that the nature, quality and extent of the services provided by the Manager are adequate and appropriate.
• The Board was satisfied with the fund’s overall performance.
• The Board concluded that the fund’s fee paid to the Manager was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and prof-
its to be realized and benefits derived or to be derived by the
Manager from its relationship with the fund.
• The Board recognized that economies of scale may be realized as the fund’s assets increase and determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

30

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Azimuth Trust, an institutional asset management firm, Member of Board of Managers and Advisory Board

No. of Portfolios for which Board Member Serves: 193

———————
David W. Burke (69) Board Member (1994)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 84

———————
Samuel Chase (73) Board Member (1987)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 15

———————
Gordon J. Davis (63) Board Member (1995)
Principal Occupation During Past 5 Years:

  Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP
  President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
  Consolidated Edison, Inc., a utility company, Director
  Phoenix Companies, Inc., a life insurance company, Director
  Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 26
32

Joni Evans (63) Board Member (1987)

Principal Occupation During Past 5 Years:

• Senior Vice President of the William Morris Agency

No. of Portfolios for which Board Member Serves: 15

———————
Arnold S. Hiatt (78) Board Member (1987)

Principal Occupation During Past 5 Years:

• Chairman of The Stride Rite Charitable Foundation

Other Board Memberships and Affiliations:
  Isabella Stewart Gardner Museum,Trustee
  John Merck Fund, a charitable trust,Trustee
  Business for Social Responsibility, Director
  The A.M. Fund,Trustee
No. of Portfolios for which Board Member Serves: 15

———————

Burton N. Wallack (54) Board Member (1991)

Principal Occupation During Past 5 Years:

• President and co-owner of Wallack Management Company, a real estate management company

No. of Portfolios for which Board Member Serves: 15

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Fund 33

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 45 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 88 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 24 investment companies (comprised of 55 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

34

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 197 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

The Fund 35

NOTES

For More	Information

Dreyfus New York	Transfer Agent &
Tax Exempt Intermediate	Dividend Disbursing Agent
Bond Fund	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Manager	Distributor
The Dreyfus Corporation	Dreyfus Service Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $27,195 in 2004 and $29,480 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $0 in 2005.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $273,500 in 2004 and $0 in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,960 in 2004 and $2,974 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various

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financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $235 in 2004 and $199 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $611,435 in 2004 and $811,636 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]

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Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	July 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	July 28, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	July 28, 2005

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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